POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, JAMES QUINCEY, Chairman of the Board, Chief Executive Officer and a director of The Coca‑Cola Company (the "Company"), hereby appoint JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/James Quincey____________________
James Quincey
Chairman of the Board, Chief Executive Officer and Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Herbert A. Allen____________________
Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Marc Bolland_______________________
Marc Bolland
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            __/s/Ana Botín________________________
Ana Botín
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CHRISTOPHER C. DAVIS, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            __/s/Christopher C. Davis________________
Christopher C. Davis
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Barry Diller______________________
Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Helene D. Gayle____________________
Helene D. Gayle
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Alexis M. Herman___________________
Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Robert A. Kotick____________________
Robert A. Kotick
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Maria Elena Lagomasino______________
Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CAROLINE TSAY, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            _/s/Caroline Tsay_____________________
Caroline Tsay
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

            __/s/David B. Weinberg________________
David B. Weinberg
Director
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, Kathy Loveless, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint JAMES QUINCEY, Chairman of the Board of Directors and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form
10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

             /s/Kathy Loveless
Kathy Loveless
Vice President and Controller
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, John Murphy, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint JAMES QUINCEY, Chairman of the Board of Directors and Chief Executive Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

             /s/John Murphy
John Murphy
Executive Vice President and Chief
Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, Mark Randazza, Vice President and Assistant Controller of The Coca-Cola Company (the "Company"), do hereby appoint JAMES QUINCEY, Chairman of the Board of Directors and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2020, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25, day of February 2021.

             /s/Mark Randazza
Mark Randazza
Vice President and Assistant Controller
The Coca-Cola Company